UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 27, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of May 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-3 Home Equity Mortgage Pass-Through Certificates, Series 2003-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-15              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2003 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On October 27, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-3 Home Equity
Mortgage Pass-Through Certificates, Series 2003-3
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 31, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 27, 2003

                                       -5-

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

      Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-3
                        Statement to Certificate Holders
                                 October 27, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       149,000,000.00  126,398,788.15    6,758,926.47    170,778.81      6,929,705.28       0.00       0.00      119,639,861.68
A2        75,000,000.00   63,623,551.08    3,402,144.19    198,823.60      3,600,967.79       0.00       0.00       60,221,406.89
AR               100.00            0.00            0.00          0.00              0.00       0.00       0.00                0.00
M1        25,200,000.00   25,200,000.00            0.00     48,608.00         48,608.00       0.00       0.00       25,200,000.00
M2        15,400,000.00   15,400,000.00            0.00     44,078.22         44,078.22       0.00       0.00       15,400,000.00
B         15,400,000.00   15,400,000.00            0.00     67,212.44         67,212.44       0.00       0.00       15,400,000.00
P                100.00          100.00            0.00     38,046.99         38,046.99       0.00       0.00              100.00
X2                 0.00            0.00            0.00          0.00              0.00       0.00       0.00                0.00
TOTALS   280,000,200.00  246,022,439.23   10,161,070.66    567,548.06     10,728,618.72       0.00       0.00      235,861,368.57

X1       280,000,000.00  250,986,336.64            0.00          0.00              0.00          0.00       0.00   242,172,679.66
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1        22541QAA0     848.31401443    45.36192262    1.14616651   46.50808913          802.95209181        A1          1.520000 %
A2        22541QAB8     848.31401440    45.36192253    2.65098133   48.01290387          802.95209187        A2          3.750000 %
AR        22541QAC6       0.00000000     0.00000000    0.00000000    0.00000000            0.00000000        AR         10.506630 %
M1        22541QAD4   1,000.00000000     0.00000000    1.92888889    1.92888889        1,000.00000000        M1          2.170000 %
M2        22541QAE2   1,000.00000000     0.00000000    2.86222208    2.86222208        1,000.00000000        M2          3.220000 %
B         22541QAF9   1,000.00000000     0.00000000    4.36444416    4.36444416        1,000.00000000        B           4.910000 %
P         22541QAJ1   1,000.00000000     0.00000000           ###           ###        1,000.00000000        P          10.506630 %
TOTALS                  878.65094107    36.28951215    2.02695591   38.31646806          842.36142892
X1        22541QAG7     896.37977371     0.00000000    0.00000000    0.00000000          864.90242736        X1          0.000000 %
---------------------------------------------------------------------------------------------------------- -----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com

Sec. 4.06(a)(i)          Principal Remittance Amount                                                            8,492,640.94

                         Scheduled Principal Payments                                                             205,811.18

                         Principal Prepayments                                                                  8,077,332.31

                         Curtailments                                                                             145,959.95

                         Cutailment Interest Adjustments                                                              671.26

                         Repurchase Principal                                                                      62,866.24

                         Substitution Amounts                                                                           0.00

                         Net Liquidation Proceeds                                                                       0.00

                         Other Principal Adjustments                                                                    0.00

                         Gross Interest                                                                         2,313,367.08

                         Recoveries from Prior Loss Determinations                                                      0.00

                         Reimbursements of Non-Recoverable Advances Previously Made                                 4,849.86

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                   0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                        26

                         Balance of Loans with Respect to which Prepayment Penalties were Collected               950,873.57
                         Amount of Prepayment Penalties Collected                                                  38,046.12

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                         6,230

                         Beginning Aggregate Loan Balance                                                     250,986,336.65

                         Ending Number of Loans Outstanding                                                            6,039

                         Ending Aggregate Loan Balance                                                        242,172,679.66

Sec. 4.06(a)(v)          Servicing Fees (Including Credit Risk Manager Fees                                       108,494.01

                         Trustee Fees                                                                               2,091.55

Sec. 4.06(a)(vii)        Current Advances                                                                                N/A

                         Aggregate Advances                                                                              N/A

Section 4.06(a)(viii)    Delinquent Mortgage Loans
                                                Group 1
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        52            1,950,497.16                   0.81 %
                                               2 Month                        26            1,419,220.75                   0.59 %
                                               3 Month                        50            2,246,956.90                   0.93 %
                                                Total                        128            5,616,674.81                   2.33 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         18              570,245.80                 0.24 %
                                               * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1               27,928.83                 0.01 %

Section 4.06(a)(xi)      REO Properties
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Section 4.06(a)(xii)     Current Realized Losses                                                                         321,016.05

                         Cumulative Realized Losses - Reduced by Recoveries                                              542,956.03

Sec. 4.06 (a)(xiv)       Amount on Deposit in Pre-Funding Account                                                              0.00

Sec. 4.06 (a)(xiv)       Capitalized Interest Requirement                                                                      0.00

Sec. 4.06 (a)(xiv)       Weighted Average Net Mortgage Rate                                                              10.51227 %

Sec. 4.06 (a)(xiv)       Net Excess Spread                                                                                0.08139 %

Interest Rate Cap A/C    Amount on Deposit in the Interest Rate Cap Account                                                    0.00
                         Amount Withdrawn from the Interest Rate Cap Account                                                   0.00
                         Interest Rate Cap Target Amount                                                              10,491,344.32

Trigger Event            Trigger Event Occurrence (Effective June 2006)                                                          NO
                         (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                                 1.32416 %
                         Sr. Enhancement Percentage x 18%                                                                 4.63071 %
                                               OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                          0.19 %
                         Cumulative Loss Limit                                                                               5.00 %

O/C Reporting            Targeted Overcollateralization Amount                                                        14,700,010.50
                         Ending Overcollateralization Amount                                                           6,311,311.09
                         Ending Overcollateralization Deficiency                                                       8,388,699.41
                         Overcollateralization Release Amount                                                                  0.00
                         Monthly Excess Interest                                                                       1,668,429.72
                         Payment to Class X-1                                                                                  0.00

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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